Exhibit 99.2

RAP-219 Phase 2 in Bipolar Mania Topline Results

Webcast Presentation
OCTOBER 20, 2026

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Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words anticipate, believe, continue, could, estimate, expect, intend, may, plan, potential, predict, project, should, target, will, would and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the clinical development of RAP-219 for the treatment of focal onset seizures, primary generalized tonic-clonic seizures, bipolar mania and peripheral neuropathic pain, including the initiation, timing, progress and results of the ongoing, planned and future clinical trials; expectations for the efficacy, tolerability, and commercial potential of RAP-219; the potential multi-billion dollar market opportunity for RAP- 219 in focal onset seizures, primary generalized tonic-clonic seizures and bipolar mania, if approved; expectations for the development of a long-acting injectable formulation of RAP-219; the potential of the Company’s RAP technology platform; the achievement of any milestones in connection with the Tenacia collaboration; and expectations for the Company’s uses of capital, including its cash runway expectations into the second half of 2029. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect the Company’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company's research and development activities; risks relating to the Company's ability to execute on its strategy, including obtaining the requisite regulatory approvals on the expected timelines, if at all; uncertainties relating to preclinical and clinical development activities; risks relating to the Company's dependence on third parties to conduct clinical trials, manufacture its product candidates and develop, commercialize its product candidates, if approved, and more; risks relating to the Company's ability to attract, integrate and retain key personnel; risks relating to the Company’s business operations; risks relating to the Company's financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks relating to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks relating to establishing, defending and maintaining the Company's intellectual property protections; and risks related to the competitive landscape for the Company's product candidates; as well as other risks described in Risk Factors in the Company's Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company's subsequent fillings with the Securities and Exchange Commission. Any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Agenda Company and RAP-219 Overview 01 Abe Ceesay, Chief Executive Officer Bipolar Mania Phase 2 Trial Topline Results 02 Jeffrey Sevigny, MD, Chief Medical Officer KOL Perspective 03 Gary Sachs, MD, Founding Director, Bipolar Clinic and Research Program, Massachusetts General Hospital; Associate Clinical Professor of Psychiatry, Harvard Medical School Near-term Catalysts and Financial Overview 04 Troy Ignelzi, Chief Financial Officer Closing Remarks 05 Abe Ceesay, Chief Executive Officer 06 Q&A 3

Company and RAP-219 Overview Abe Ceesay Chief Executive Officer, Rapport

Phase 2 results support advancing RAP-219 to Phase 3 in bipolar mania Statistically significant Well tolerated improvement in mania symptoms Met primary endpoint: statistically significant All TEAEs mild or moderate; incidence was YMRS reduction vs placebo similar to placebo Greater improvement on all YMRS single-item Low discontinuation rate due to AEs scores with RAP-219 vs placebo; key items achieving nominal significance Differentiated tolerability profile Met key secondary endpoint: statistically significant improvement in severity of mania Phase 2 data supports advancing RAP-219 to Phase 3 AEs: Adverse Events, YMRS: Young Mania Rating Scale, TEAEs: Treatment emergent AEs 5

RAP-219 circuit-selective approach to bipolar mania

Targets glutamatergic hyperactivity in cortico-limbic networks

Bipolar mania is characterized by **increased glutamate levels and hypermetabolism** in cortico-limbic networks[a,b,c]

Glutamate signaling is primarily **mediated by AMPA receptors**, which accounts for most fast excitatory transmission in the brain[d]

RAP-219 selectively modulates TARPγ8-dependent AMPA receptor activity, potentially reducing excitatory glutamatergic drive in limbic neuronal populations that correspond to manic network hyperactivity

Lithium, valproate, and lamotrigine - **approved therapies for bipolar** - act in part by attenuating glutamatergic transmission, including reducing glutamate release and downregulating AMPA receptor function[e,f]

Increased Cerebral Metabolism in Manic Patients Relative to Healthy Controls


Anterior Cingulate (BA 24/25)
Subgenual Prefrontal (BA 25)
Hippocampal Complex

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[a]Brooks III et al., *Psychiatry Res* (2010); [b]Yüksel & Öngür, *Biological Psychiatry* (2010); [c]Gigante et al., *Bipolar Disord* (2012); [d]Traynelis et al., *Pharmacol Rev* (2010); [e]Du et al., *J Neurosci* (2004); [f]Lee et al., *Epilepsia* (2008); AMPA: α-amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid; TARPγ8: transmembrane AMPA receptor regulatory protein gamma-8

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Bipolar mania: large market underserved by current treatments

U.S. patient population


~8M
Adults (18+) with bipolar disorder
~3.6M
Diagnosed patients
~1.6M
Bipolar mania patients

Metabolic and neurological side effects lead to lack of compliance & limit long-term chronic use

1L	2L	3L+
490K	490K	660K
Atypical APD or mood stabilizer; two drugs often combined (e.g; Lithium + ASM) in severe mania	Add or switch to mood stabilizer ASM	Trial another atypical APD or switch ASM

>1.1M

2L+ patients in acute bipolar mania

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Merikangas et al. Arch Gen Psychiatry (2007); Kato et al., J Affect Disord (2019); Kessler et al., Int J Methods Psychiatr Res (2012); Ringeisen et al., Int J Methods Psychiatr Res (2023); Jain et al., Adv Ther (2022); Internal Market Research 2026. APD: antipsychotic drug; ASM: antiseizure medication; 2L: second line; 3L: third line

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Patients need a new mechanism that can break the relapse cycle Unmet need: an effective treatment for bipolar mania with a tolerability profile that supports adherence RAP-219 could break the cycle Novel mechanism (TARPγ8 AMPAR NAM) Statistically significant improvements in mania symptoms No evidence of AEs typically leading to discontinuation of current treatments No blood-level monitoring No DDIs 8

Clinical presentation of mania CORE SYMPTOMS Elevated or irritable mood and raised energy, lasting a week or more Required for DSM-5 PLUS: 3 OR MORE OF THESE (4 if mood is only irritable) Grandiosity Pressured speech Racing thoughts Decreased need for sleep Distractibility Risky, high-consequence behavior Increased activity COMMONLY ASSOCIATED SYMPTOMS Agitation Disruptive-aggressive behavior Psychotic and mixed features Anxiety Substance use Suicide risk Impaired insight 9

Bipolar Mania Phase 2 Trial Topline Results Jeff Sevigny, M.D. Chief Medical Officer, Rapport 10

RAP-219 bipolar mania Phase 2 trial met primary and secondary endpoints; RAP-219 was well tolerated

STATISTICALLY SIGNIFICANT IMPROVEMENT IN MANIC SYMPTOMS WITH CONSISTENT BENEFIT ACROSS ALL MEASURES

3.1 points

placebo-adjusted YMRS improvement at Week 3

p=0.045 (primary)

15.4 points

mean YMRS improvement from baseline at Week 3 (RAP-219) vs −12.3 placebo

0.4 points

placebo-adjusted CGI-BP-S mania improvement at Week 3

p=0.024 (secondary)

All YMRS items favor RAP-219[1]

Four items with nominal significance: irritability, content, disruptive-aggressive behavior, and sexual interest

RAP-219 WAS WELL TOLERATED IN PATIENTS WITH BIPOLAR MANIA

- ✓ No severe TEAEs or SAEs on treatment
- ✓ Low rates of discontinuation due to AEs: 3.2% RAP-219 vs 0.8% placebo
- ✓ Overall incidence of TEAEs including psychiatric TEAEs were generally balanced between groups
- ✓ Low somnolence and dizziness; no akathisia/ EPS

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[1] Pre-specified exploratory endpoint; AE: Adverse Event; CGI-BP-S: Clinical Global Impression Bipolar Mania Severity Scale (CGI-BP-S Mania); EPS: extrapyramidal symptoms; SAE: Serious Adverse Event; TEAE: Treatment Emergent Adverse Event; YMRS: Young Mania Rating Scale; data presented as LS mean and LS mean differences

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Phase 2 proof-of-concept trial in bipolar mania 1 Week 3 Weeks 8 Weeks 56 Day Safety Follow up Period Up to 7 Day 21 Day Inpatient Treatment Period Weekly Following Last Dose Screening Period RAP-219 or Placebo Day -7 to Day -1 1 Day 1 to Day 21 22 Day 22 to Day 77 Start of End of End of Trial Treatment Treatment Key Entry Criteria Dose Regimen § Adults with mania associated with bipolar I disorder, with or § Participants randomized 1:1:2 to RAP-219 with 2-or 4-day titration without mixed features, with or without psychotic symptoms (2T or 4T, pooled for efficacy analysis), or placebo § At least one prior documented manic episode (with or without § Maintenance dose: 0.75mg psychotic symptoms) that required treatment, within 5 years prior § Participants washed out of any medication indicated for bipolar to Visit 1 1 disease and any anxiolytic/hypnotic prior to randomization § YMRS total score ≥25 at Screening and Baseline Endpoints § Primary: YMRS total score, change from baseline to Week 3 § Secondary: CGI-BP Severity of Illness–Mania, change from baseline to Week 3 NCT07046494; CGI-BP: Clinical Global Impression Bipolar Mania; YMRS: Young Mania Rating Scale 12

Patient disposition and analysis sets

431 Total Screened

253 Randomized

	Placebo	RAP-219
Randomized & Dosed: (Full and Safety analysis set)	**n=127**	**n=126**
Completed:	**n=112**	**n=95**

Placebo

Discontinued Treatment:	15 (11.8%)
AE[1]:	1 (0.8%)
Lack of Efficacy:	1 (0.8%)
Withdrawal of consent[2]:	6 (4.7%)
Lost to follow-up:	0
Protocol Non-compliance:	2 (1.6%)
Other:	5 (3.9%)

RAP-219

Discontinued Treatment:	31 (24.6%)
AE[1]:	4 (3.2%)
Lack of Efficacy:	0
Withdrawal of consent[2]:	21 (16.7%)
Lost to follow-up:	0
Protocol Non-compliance:	4 (3.2%)
Other:	2 (1.6%)

Reasons given for withdrawal of consent (RAP-219, placebo)[2]:

- personal reasons or subject decision (7, 2)
- family reasons (6, 3)
- wanted to leave the inpatient unit (5, 0)
- worsening symptoms or wanted to receive care elsewhere (3, 1)

For participants who discontinued treatment, all data before discontinuation were included in the model and missing data was handled implicitly under a missing at random assumption

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Safety Analysis Set = Full Analysis Set (all 253 randomized participants were dosed). Completed treatment = completed the 21-day double-blind treatment period.

[1]AEs that led to treatment discontinuation: agitation (1 participant on placebo, not related), agitation/anxiety (1 participant on RAP-219, possibly related), and shingles, left ankle sprain, and suicidal ideation (1 participant each on RAP-219, not related). One participant on placebo reported suicidal ideation (not related) that did not lead to discontinuation.

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Patient demographic and baseline characteristics Both arms balanced across key characteristics Placebo (N=127) RAP-219 (N=126) Age, years; mean (SD) 43.5 (11.7) 44.3 (11.4) Male; n (%) 68 (53.5%) 74 (58.7%) White; n (%) 67 (52.8%) 68 (54.0%) Black or African American; n (%) 54 (42.5%) 55 (43.7%) Weight, kg; mean (SD) 88.0 (19.8) 87.2 (19.6) Time since initial diagnosis, years; mean (SD) 19.5 (11.0) 19.4 (11.7) Current Episode; n (%) With mixed features 4 (3.1%) 4 (3.2%) With psychotic features; n (%) 51 (40.2%) 48 (38.1%) Duration, days; mean (SD) 26.8 (16.6) 29.5 (18.4) Baseline YMRS, mean (SD) 35.8 (4.9) 36.9 (5.1) Baseline CGI-BP-S Mania, mean (SD) 5.0 (0.5) 5.0 (0.6) CGI-BP-S: Clinical Global Impression-Bipolar Version-Severity; SD: standard deviation; YMRS: Young Mania Rating Scale 14

Statistically significant improvement on primary endpoint (YMRS)

3.1 points improvement vs placebo at Week 3 (*p*=0.045)


IMPROVEMENT
LS Mean Change From Baseline
0
-5
-10
-15
-20
RAP-219
Placebo
-12.3
-15.4
*
Baseline
Week 1
Week 2
Week 3
Treatment Day
LS Mean Difference at Week 3:
-3.1
p = 0.045

*$p<0.05$ vs placebo

	Baseline	Week 1	Week 2	Week 3
RAP-219	0	−7.0	−11.8	−15.4
Placebo	0	−6.2	−9.6	−12.3
LSM Difference		−0.9	−2.2	−3.1*

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Efficacy analyses were performed using the Full Analysis Set (FAS). The FAS includes all randomized participants who have received at least one dose of study drug (RAP-219 or placebo). Participants were evaluated according to their randomized treatment assignment. Change from baseline was analyzed using a mixed model for repeated measures (MMRM) with fixed effects of treatment group, visit, treatment by visit interaction, and stratification factor (psychotic symptoms), and the corresponding baseline YMRS as a covariate. LS means and differences are rounded. LS: Least Squares; LSM: LS Mean; YMRS: Young Mania Rating Scale

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Greater improvement on all YMRS single-item scores with RAP-219 Key items achieving nominal significance SINGLE-ITEM ANALYSIS SUMMARY Prespecified Exploratory Endpoint → All YMRS single-item scores numerically improved on RAP-219 vs placebo at Week 3 → Nominally significant improvements vs placebo: → Irritability and disruptive-aggressive behavior at weeks 2 and 3 → Content and sexual interest at week 3 Full Analysis Set. Each item analyzed with MMRM (treatment, visit, treatment-by-visit interaction, stratification factor, baseline item score). Prespecified exploratory endpoint; p-values nominal, not adjusted for multiplicity. Items ordered by Week 3 LS mean difference; diamonds = nominal p<0.05. † Items scored 0–8 (others 0–4). YMRS: Young Mania Rating Scale 16

Statistically significant improvement on secondary endpoint (CGI-BP-S Mania)

0.4-point improvement vs placebo at Week 3 (p=0.024)



IMPROVEMENT
LS Mean Change From Baseline
0.0
-0.5
-1.0
-1.5
-2.0
RAP-219
Placebo
*
Baseline
Week 1
Week 2
Week 3
Treatment Day

RAP-219	0	−0.6	−1.0	−1.6
Placebo	0	−0.5	−0.8	−1.2

*$p<0.05$ vs placebo

LS Mean Difference at Week 3:

-0.4

p = 0.024

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Efficacy analyses were performed using the Full Analysis Set (FAS). The FAS includes all randomized participants who have received at least one dose of study drug (RAP-219 or placebo). Participants were evaluated according to their randomized treatment assignment. Change from baseline was analyzed using a mixed model for repeated measures (MMRM) with fixed effects of treatment group, visit, treatment by visit interaction, and stratification factor (psychotic symptoms), and baseline CGI-BP-S Mania score as a covariate. Values are LS means. LS: Least Squares

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RAP-219 was well tolerated

All TEAEs mild or moderate; low rate of discontinuation due to TEAEs

- The overall incidence of TEAEs and of psychiatric TEAEs was similar between groups
  - All TEAEs were mild or moderate
- Overall TEAEs observed in ≥5% of participants in either group were agitation, insomnia, restlessness, anxiety, headache, and nausea
  - Of these, nausea was the only TEAE that was reported ≥2x as often in participants on RAP-219 compared to placebo
- The most common TEAE on RAP-219 was agitation, generally occurring in the first week
  - Considered unrelated in >80% of patients who reported agitation (both groups)
  - Median duration of events was 2 days (both groups)

Treatment Period TEAE Summary	Placebo (N=127)	RAP-219 (N=126)
Any TEAE, n (%)	67 (52.8)	65 (51.6)
TEAEs leading to drug discontinuation	1 (0.8)	4 (3.2)
TEAEs leading to dose reduction	1 (0.8)	0
Mild TEAEs	31 (24.4)	33 (26.2)
Moderate TEAEs	36 (28.3)	32 (25.4)
Severe TEAEs	0	0
SAEs	0	0
Any Psychiatric TEAE, n (%)	42 (33.1)	44 (34.9)

TEAEs in ≥5% of participants in either group, n(%), and treatment relatedness	Placebo (N=127)		RAP-219 (N=126)	
	All	Treatment Related	All	Treatment Related
Agitation	12 (9.4)	2 (1.6)	21 (16.7)	4 (3.2)
Insomnia	19 (15.0)	1 (0.8)	18 (14.3)	4 (3.2)
Restlessness	10 (7.9)	0	11 (8.7)	2 (1.6)
Anxiety	7 (5.5)	1 (0.8)	9 (7.1)	1 (0.8)
Headache	13 (10.2)	6 (4.7)	7 (5.6)	1 (0.8)
Nausea	2 (1.6)	1 (0.8)	7 (5.6)	4 (3.2)

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The Safety Analysis Set (SAS) includes all randomized participants who have received at least one dose of study drug (RAP-219 or placebo). SAE: Serious Adverse Event; TEAE: treatment-emergent adverse event. Lorazepam was allowed as a rescue medication at protocol-defined doses, and its use required an AE to be recorded, regardless of whether the symptom(s) were judged to be due to a pre-existing condition.

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Topline results recap

RAP-219 met primary secondary endpoints and was well-tolerated

STATISTICALLY SIGNIFICANT IMPROVEMENT IN MANIC SYMPTOMS WITH CONSISTENT BENEFIT ACROSS ALL MEASURES

3.1 points

placebo-adjusted YMRS improvement at Week 3

p=0.045 (primary)

15.4 points

mean YMRS improvement from baseline at Week 3 (RAP-219) vs −12.3 placebo

0.4 points

placebo-adjusted CGI-BP-S mania improvement at Week 3

p=0.024 (secondary)

All YMRS items favor RAP-219[1]

Four items with nominal significance: irritability, content, disruptive-aggressive behavior, and sexual interest

RAP-219 WAS WELL TOLERATED IN PATIENTS WITH BIPOLAR MANIA

- ✓ No severe TEAEs or SAEs on treatment
- ✓ Low rates of discontinuation due to AEs: 3.2% RAP-219 vs 0.8% placebo
- ✓ Overall incidence of TEAEs including psychiatric TEAEs were generally balanced between groups
- ✓ Low somnolence and dizziness; no akathisia/ EPS

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[1] Pre-specified exploratory endpoint; AE: Adverse Event; CGI-BP-S: Clinical Global Impression Bipolar Mania Severity Scale (CGI-BP-S Mania); EPS: extrapyramidal symptoms; SAE: Serious Adverse Event; TEAE: Treatment Emergent Adverse Event; YMRS: Young Mania Rating Scale; data presented as LS mean and LS mean differences

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Advancing RAP-219 in bipolar mania Regulatory and clinical activities underway to support Phase 3 trials NEXT STEPS MODELED PK / RECEPTOR OCCUPANCY Efficacy and safety data establish proof-of-concept for a novel, differentiated mechanism 1Q 2027 End-of-Phase 2 meeting anticipated 2H 2027 Phase 3 program initiation anticipated PHASE 3 ENHANCEMENT Higher dose: 1.25 mg achieves RO thresholds more quickly and higher RO at day 21 Expanded footprint: Ex-US geographies with strong historical signal in neuropsych trials Protocol optimization based on Phase 2 trial insights 20

KOL Perspective Gary Sachs, M.D. Founding Director, Bipolar Clinic and Research Program, Massachusetts General Hospital Assoc. Clinical Professor of Psychiatry, Harvard Medical School

Near-term Catalysts and Financial Overview Troy Ignelzi Chief Financial Officer, Rapport

Multiple anticipated catalysts through 2027 1 Cash balance of $436.1M (as of 6/30/26) expected to support Rapport into 2H 2029 1Q 2027 3Q 2027 End-of-Phase 2 2H 2027 RAP-219 meeting with FDA Phase 1 PK results RAP-219 Phase 3 program initiation RAP-219 1H 2027 Open-label long- 2H 2027 RAP-219 term safety trial Phase 3 trial initial data RAP-641 preliminary initiation results 2026 2027 1 Cash, cash equivalents, and short-term investments, excluding restricted cash (unaudited) 23

Closing Remarks Abe Ceesay Chief Executive Officer, Rapport

Building a precision neuroscience franchise


Program
Preclinical
Phase 1
Phase 2
Phase 3
RAP-219
Focal onset seizures
PGTCS
Bipolar mania
LAI
α6β4
α9α10


PIVOTAL-STAGE PIPELINE-IN-A-PRODUCT
EPILEPSY
~1.8M patients[1]
PGTCS
~0.8M patients[1]
Bipolar mania
~1.6M patients

[1] Based on 30-40% of patient population that is drug-resistant (those who continue to experience recurring seizures despite failing 2 or more antiseizure medications)

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Questions & Answers